UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2022

Diebold Nixdorf, Incorporated
(Exact name of registrant as specified in its charter)
__________________________________________________________

Ohio		1-4879	34-0183970
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 per value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of an Amendment to the 2017 Equity and Performance Incentive Plan

On May 6, 2022 the shareholders of Diebold Nixdorf, Incorporated (the “Company”) approved an amendment to the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan (the “2017 Plan”) at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s Board of Directors (the “Board”) previously adopted the amendment to the 2017 Plan based on the recommendation of the Compensation Committee (the “Committee”) and subject to the approval of the shareholders at the Annual Meeting. This amendment authorizes an additional 3,200,000 common shares for issuance under the 2017 Plan. The amended 2017 Plan is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 24, 2022. The foregoing description, and the summary contained in the Company’s 2022 Proxy Statement, are qualified in their entirety by reference to the full text of the 2017 Plan, as amended, which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on May 6, 2022, the Company’s shareholders: (1) elected each of the Board’s twelve (12) nominees for director to serve one-year terms or until the election and qualification of a successor; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2022; (3) approved, on an advisory basis, our named executive officer compensation; and (4) approved an amendment to the 2017 Plan. These proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 24, 2022.

Set forth below are the final voting results for each proposal:

Proposal No. 1: Election of twelve (12) directors:

	For	Against	Abstain	Broker Non-Vote
Arthur F. Anton	55,441,957	4,635,238	63,843	8,143,154
Bruce H. Besanko	58,677,036	1,392,149	71,853	8,143,154
Reynolds C. Bish	57,929,724	2,138,653	72,660	8,143,154
William A. Borden	58,951,988	1,114,605	74,445	8,143,154
Ellen M. Costello	58,308,292	1,767,319	65,427	8,143,154
Phillip R. Cox	56,185,477	3,453,470	502,091	8,143,154
Dr. Alexander Dibelius	58,736,670	1,336,851	67,516	8,143,154
Matthew Goldfarb	58,759,526	1,323,888	57,624	8,143,154
Gary G. Greenfield	58,587,658	1,486,602	66,777	8,143,154
Octavio Marquez	59,117,909	956,587	66,541	8,143,154
Kent M. Stahl	57,930,366	2,141,703	68,969	8,143,154
Lauren C. States	58,604,499	1,467,167	69,371	8,143,154

Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2022:

For	Against	Abstain
67,084,240	1,165,355	34,596

Proposal No. 3: Approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
57,220,923	2,182,545	737,569	8,143,154

Proposal 4: Approve an amendment to the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan:

For	Against	Abstain	Broker Non-Votes
56,047,463	3,368,907	724,668	8,143,154

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan, as amended May 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
May 11, 2022	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Executive Vice President, Chief Legal Officer and Secretary